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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      FEBRUARY 3, 1998
                                                 -------------------------------



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


         OKLAHOMA                 1-13726                 73-1395733
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(State or other jurisdiction    (Commission    (IRS Employer Identification No.)
     of incorporation)          File Number)



            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA 73118
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               (Address of principal executive offices) (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)





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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On February 3, 1998, Chesapeake Energy Corporation ("Chesapeake") provided a status report on its drilling activities and pending transactions. The February 3, 1998 press release is filed herewith as Exhibit 99, and is incorporated herein by reference.















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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       CHESAPEAKE ENERGY CORPORATION



                                       BY: /S/AUBREY K. MCCLENDON
                                           ------------------------------
                                           AUBREY K. MCCLENDON,
                                           Chairman of the Board and
                                           Chief Executive Officer

Dated: February 3, 1998








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                                 EXHIBIT INDEX

Exhibit
List                          Description
-------                       -----------
Exhibit 99                    Press Release issued by the Registrant
                              on February 3, 1998.